SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 8, 2003

                            ILLINOIS POWER COMPANY
            (Exact Name of Registrant as Specified in its Charter)


          Illinois                 1-3004                37-0344645
       State or other         (Commission File        (IRS Employer of
       jurisdiction of             Number)             incorporation
       incorporation)                               Identification No.)


                             500 South 27th Street
                            Decatur, Illinois 62521
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (217) 424-6600

                                Not Applicable
         (Former name or former address, if changed since last report)







     Item 5.  Other Events.

     By letter dated July 8, 2003, Illinois Power Company (the "Company") notified Trans-Elect, Inc. that the Company had exercised its right under the Asset Purchase Agreement by and among Illinois Electric Transmission Company, LLC, Trans-Elect, Inc., and the Company dated October 7, 2002 (the "Agreement"), to terminate the Agreement effective as of July 8, 2003. The Company's action terminates all duties and obligations of the parties under the Agreement. The Agreement was filed by the Company as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on October 23, 2002.







                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     ILLINOIS POWER COMPANY

     BY: /s/ J. Kevin Blodgett
     -------------------------
     J. Kevin Blodgett
     Assistant Secretary


     Dated:  July 9, 2003